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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of report (Date of earliest event reported)
                         April 11, 2003 (April 10, 2003)


                           NATIONAL STEEL CORPORATION
              -----------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)

            Delaware                      1-983             25-0687210
           ----------                 -------------         --------------
  (State or Other Jurisdiction        (Commission           (IRS Employer
        of Incorporation)              File Number)         Identification No.)



4100 Edison Lakes Parkway, Mishawaka, IN                    46545-3440
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(Address of Principal Executive Office)                     (Zip Code)


Registrant's telephone number, including area code: 574-273-7000

                                       N/A
               ---------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

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ITEM 5.  Other Events and Required Regulation FD Disclosure.

         On April 10, 2003, National Steel Corporation (the "Company") issued a press release announcing that the Company had received bids from AK Steel Corporation and United States Steel Corporation for the purchase of substantially all of the Company's principal steelmaking and finishing assets and iron ore pellet operations. A copy of the press release is attached hereto as Exhibit 99.1 A copy of the proposed Asset Purchase Agreement submitted by AK Steel Corporation is attached hereto as Exhibit 99.2 and a copy of the proposed Asset Purchase Agreement submitted by United States Steel Corporation is attached hereto as Exhibit 99.3.

ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)   Exhibits.

         Exhibit
         Number        Description

         99.1 Press Release issued by National Steel Corporation on April 10, 2003.

         99.2 Proposed Asset Purchase Agreement submitted by AK Steel Corporation relating to the purchase by AK Steel Corporation of substantially all of the principal steelmaking and finishing assets and iron ore pellet operations of National Steel Corporation.

         99.3 Proposed Asset Purchase Agreement submitted by United States Steel Corporation relating to the purchase by United States Steel Corporation of substantially all of the principal steelmaking and finishing assets and iron ore pellet operations of National Steel Corporation

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 11, 2003               NATIONAL STEEL CORPORATION
                                   --------------------------
                                          Registrant

                                          By:  /s/ Kirk A. Sobecki
                                             ----------------------------
                                             Kirk A. Sobecki
                                             Senior Vice President &
                                             Chief Financial Officer



                                  EXHIBIT INDEX

Exhibit
Number      Description

99.1        Press Release issued by National Steel Corporation on April 10,
            2003.

99.2 Proposed Asset Purchase Agreement submitted by AK Steel Corporation relating to the purchase by AK Steel Corporation of substantially all of the principal steelmaking and finishing assets and iron ore pellet operations of National Steel Corporation.

99.3 Proposed Asset Purchase Agreement submitted by United States Steel Corporation relating to the purchase by United States Steel Corporation of substantially all of the principal steelmaking and finishing assets and iron ore pellet operations of National Steel Corporation.